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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

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                                                     JURISDICTION
                                                          OF                      NAMES UNDER WHICH
                    SUBSIDIARY                       INCORPORATION            SUBSIDIARY DOES BUSINESS
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
Journal Company, Inc. owns 100% of                   Delaware

  Sunrise Industries, Inc. owns 100% of              Delaware

    Suburban Newspapers of Greater St. Louis, Inc.   Missouri       Cahokia-Dupo Journal
                                                                    Collinsville Herald Journal
                                                                    County Journal
                                                                    Edwardsville Journal
                                                                    Granite City Press Record
                                                                    Enterprise Journal
                                                                    O'Fallon Journal
                                                                    Belleville Journal
                                                                    Collinsville Herald
                                                                    East St. Louis News Journal
                                                                    Fairview Heights Journal
                                                                    Granite City Press Record Journal
                                                                    Clarion Journal
                                                                    Granite City Journal
                                                                    Central West End Journal
                                                                    Citizen Journal
                                                                    Jefferson County Journal
                                                                    Meramec Journal
                                                                    News Democrat Journal
                                                                    O'Fallon Journal
                                                                    Press Journal
                                                                    South County Journal
                                                                    Southwest City Journal
                                                                    St. Charles Journal
                                                                    Tri-County Journal
                                                                    Webster-Kirkwood Journal
                                                                    County Star Journal--(East Edition)
                                                                    County Star Journal--(West Edition)
                                                                    West County Journal
                                                                    Chesterfield Journal
                                                                    Mid-County Journal
                                                                    North Side Journal
                                                                    Oakville-Mehlville Journal
                                                                    South City Journal
                                                                    South Side Journal
                                                                    Southwest County Journal
                                                                    St. Peters Journal
                                                                    Warrenton Journal
                                                                    Wentzville Journal
                                                                    North County Journal (East Edition)
                                                                    North County Journal (West Edition)
                                                                    West County Kids
                                                                    Donnelly Printing Company

Times Herald Publishing Company, Inc.                Delaware       The Times Herald
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                                                     JURISDICTION
                                                          OF                      NAMES UNDER WHICH
                    SUBSIDIARY                       INCORPORATION            SUBSIDIARY DOES BUSINESS
---------------------------------------------------  -------------  ---------------------------------------------
    Empire State Holdings Corporation owns 100% of   Delaware

      Troy Publishing Co., Inc.                      New York       Daily Local News
                                                                    The Homes Magazine
                                                                    West Chester Voice
                                                                    Employment Monthly
                                                                    Village News
                                                                    Times Record
                                                                    The Phoenix
                                                                    Township Voice
                                                                    Tri-County Record
                                                                    Tri-County Record-Pottstown Edition
                                                                    The Suburban
                                                                    Suburban Advisor
                                                                    The Suburban King of Prussia Courier
                                                                    The Record
                                                                    Cover Story
                                                                    Family Connections

Journal News, Inc. owns 100% of                      Delaware

  Mansfield Journal Company                          Ohio           Midwest Offset
    owns 100% of                                                    The Times Reporter
                                                                    Closer Look

    The Lorain Journal Company                       Ohio           The Morning Journal
                                                                    Express Line
                                                                    The News-Herald
                                                                    Chatter

  NHR Holding Company, Inc. owns 100% of             Delaware

    NH Acquisition Corp. owns 100% of                Delaware

          New Haven Register, Inc.                   Connecticut    New Haven Register
                                                                    Shoreline Register Express
                                                                    Milford Reporter
                                                                    Cheshire Register Express
                                                                    Hamden/Valley Register Express
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